Exhibit 99.1
NYSE MKT: MSTX Corporate Overview Brian M. Culley, CEO June 5, 2014
2 Forward-Looking Statements This presentation includes forward-looking statements about our business prospects, financial position, and development of MST-188 and AIR001 for therapeutic use in humans. Any statement that is not a statement of historical fact should be considered a forward-looking statement. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Actual events or performance may differ materially from our expectations indicated by these forward- looking statements due to a number of factors, including, but not limited to, results of our pending and future clinical studies, the timeline for clinical and manufacturing activities and regulatory approval; our dependency on third parties to conduct our clinical studies and manufacture our clinical trial material; our ability to raise additional capital, as needed; our ability to establish and protect proprietary rights related to our product candidates; and other risks and uncertainties more fully described in our press releases and our filings with the SEC, including our annual report on Form 10-K filed with the SEC on March 26, 2014. We caution you not to place undue reliance on any of these forward-looking statements, which speak only as of the date of this presentation. We do not intend to update any forward-looking statement included in this presentation to reflect events or circumstances arising after the date of the presentation, except as may be required by law.
Publicly-traded biopharmaceutical company based in San Diego Developing MST-188 for diseases with high unmet need Near-term focus on rare ("orphan") diseases Sickle Cell Disease (SCD) Acute Limb Ischemia (ALI) Longer-term growth into larger markets Heart Failure Stroke Recently acquired Aires Pharmaceuticals (AIR001) Phase 2 asset in Pulmonary Hypertension (PH) Complementary to MST-188 3 Corporate Overview
4 Lead Program MST-188
API Structure: CMC: Large polymer (8,500 Daltons) manufactured by chemical synthesis and proprietary purification process Drug Product: Formulated as a clear, buffered solution Administration: IV infusion 5 MST-188 Overview HO - (CH2CH2O)79- (CH2CHO)30- (CH2CH2O)79- H CH3 | 5
No Affinity for Healthy Cell Membranes... But Adheres to Damaged Cell Membranes Hydrophobic core adheres to hydrophobic domains in circulation (e.g., damaged cell membranes) 6 MST-188 Mechanism of Action
7 Biophysical mechanism confers multiple pharmacodynamic features MST-188 Pharmacodynamics
MST-188 Clinical Development 8 Preclinical Phase 1 Phase 2 Phase 3 2014 2014 2014 2014 2014 Sickle Cell Disease (orphan) Acute Limb Ischemia* (orphan) Acute Heart Failure Stroke* Trial initiated Q1 2014 Positive nonclinical data: developing clinical strategy Planned initiation: 2H 2014 *In combination with thrombolytics Enrolling
9 Sickle Cell Disease
A chronic, genetic disorder and rare (orphan) disease Affects 90,000 to 100,000 people in the U.S.* Characterized by severe deformation (i.e., "sickling") of red blood cells Hallmark of disease is a "vaso-occlusive crisis" Exceedingly painful condition Leading cause of hospitalization Significant unmet need No approved agents to shorten duration or severity of crisis Standard of care (hydration and analgesics) unchanged for >10 years Vaso-occlusion is associated with early death Obstructed blood flow -> hypoxia -> tissue death -> organ failure Average age at death; 42 years (males), 48 years (females) 10 Overview of Sickle Cell Disease

The Complex Pathophysiology of Sickle Cell Disease Requires Multiple Sites of Intervention



Polymerization of HbS Membrane Damage Red Cell Dehydration
Externalization of phosphatidylserine
Release of Inflammatory Cytokines
Irreversibly Sickled Cells
Red Cell Arginase Release
INTRAVASCULAR Hemolysis
Plasma Free Hb
Increased Reticulocyte Counts
INFLAMMATION
Activated WBCs
Increased WBC Count
Loss of anti-inflammatory action
Loss of antithrombotic action
NITRIC OXIDE DEPLETION
Free Radical Formation
Increased Platelet Count
WBC adherence to RBCs
Activated WBCs
WBC adherence to endothelium
ACTIVATION OF COAGULATION
sRBC ADHERENCE TO ENDOTHELIUM
VASOCONSTRUCTION
Activated platelets
Endothelial Cell Retraction/ Exposed Subendothelial Matrix
Activated platelets
Endothelial Cell Activation
Release of Inflammatory Cytokines
Release of Inflammatory Cytokines
Release of Inflammatory Cytokines
MICROVASCULAR DAMAGE
TISSUE ISCHEMIA
Endothelial Cell Retraction/ Exposed Subendothelial Matrix
Free Radical Formation
LOCAL HYPOXIA
STRESS
LARGE VESSEL DAMAGE
Stimulation of nociceptors
Increased Epinephrine Levels
VASO-OCCLUSION
PAIN
ANEMIA
ORGAN DAMAGE/FAILURE

NYSE MKT: MSTX
12 MST-188: Reduces adhesion of cells to endothelium (anti-inflammatory) Reduces RBC aggregation, improves RBC deformability, lowers viscosity, and restores flow (rheologic) Vaso-Occlusion: Adhesion of poorly-deformable, "sticky" cells to endothelium Physical entrapment of rigid, sickled cells and vessel obstruction Role of MST-188 in Sickle Cell Disease 12 Ischemia: RBCs cannot traverse occlusion to deliver oxygen to tissue, resulting in ischemia, hypoxia and infarction
MST-188 Placebo Before Infusion (Crisis Baseline) Velocity (mm/sec) 0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 2-Hours After Loading Infusion 7-Hours After Loading Infusion Source: J. Investig. Med. 2004;52(6):402-6 (p = 0.00003) 13 MST-188 improved microvascular blood flow in SCD patients in crisis 13 MST-188 Improves Blood Flow Red cell velocity (mm/s) measured by video microscopy in nine sickle cell patients with vaso-occlusive crisis.

Phase 2 Study

- Randomized, double-blind, placebo-controlled, multi-center study of MST-188* in SCD patients hospitalized for crisis
- MST-188 significantly improved important efficacy parameters

	Subjects Who Received Full Dose±		
	MST-188* (n=18)	Placebo (n=13)	*p* value±±
Duration of Crisis	44 hours	80 hours	0.025
Duration of Hospitalization	5 days	7 days	0.111
Total Analgesic Use	34mg	145mg	0.045
Parenteral Analgesic Use	27mg	133mg	0.022

± Excludes patients who had drug administration errors or incomplete pain assessments (16), who withdrew consent (2) and who withdrew because of injection site pain after 15 minutes of infusion. Subjects were excluded equally (n=9) between MST-188 and placebo.
±± Proportional hazards model adjusted for baseline pain.

Source: Blood, September 1, 1997 – Vol 90, No. 5
* 1st generation (non-purified) formulation

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Source: JAMA, November 17, 2001 - Vol 286, No. 17 15 Randomized, double-blind, placebo- controlled, multi-center study of MST- 188 in 255 patients with SCD Time-to-event analysis demonstrates consistent trend in achievement of crisis resolution Original statistical plan, which required 350 patients, was reduced by almost 30% by prior sponsor (capital constraints), lowering statistical power. Observation period was stopped at 168 hours ("right censoring"), diminishing observable treatment differences Phase 3 Study 15 p = 0.09 All Treated Patients (n=249) Hours After Randomization Distribution Function Children (<16 years) (n=73) p = 0.007
Source: JAMA, November 17, 2001 - Vol 286, No. 17 16 Group MST-188 Placebo p Value All treated patients (n=249) 51.6% 36.6% 0.02 Patients <16 years (n=73) 59.5% 27.8% 0.009 Phase 3 Study Responders analysis (proportion of patients responding at a point in time) is not impacted by "right-censoring" (discontinuation of observation period) MST-188 significantly increased the proportion of patients achieving crisis resolution at 168 hours (end of the observation period)
Randomized, Double-Blind, Placebo-Controlled, Multicenter 388 patients Standard of care +/- MST-188 Primary Efficacy Assessment Duration of crisis (from randomization to last dose of parenteral opioid) Secondary Efficacy Assessments Re-hospitalization for crisis within 14 days Occurrence of acute chest syndrome Power 90% power to detect a 16-hour difference (p=0.05) 85% power to detect a 24-hour difference (p=0.01) 17 Evaluation of Purified 188 In Crisis (EPIC): Pivotal Phase 3 Study Design
Enrollment on-track at 6 months (announced Jan 2014) 40 U.S. sites opened in 2013 First ex-U.S. sites opened Q1 2014 Most Advanced New Drug in SCD Potential to be first approved drug to treat an on-going vaso-occlusive crisis Substantial head start versus other SCD drugs in development Positive Factors for Regulatory Decision-Making Significant unmet need - standard of care unchanged for years Increased reliance on disease experts in rare disease Support for MST-188 among medical / advocacy communities Fast Track designation Orphan Drug designation Healthcare disparity 18 EPIC Success Factors

Mechanistic Approaches to Treating SCD

Pathophysiological Activity	MST-188	Selectin inhibitors	Platelet inhibitors	Anti-sickling agents	Heparin(s)
Vaso-occlusion / cell adherence	X	X	X	X	
Intravascular hemolysis	X			X	
Nitric oxide depletion	X			X	
Inflammation	X	X			X
Blood flow (independent of adhesion)	X				
Dysfunctional coagulation	X	X			X
Platelet thrombosis	X		X		X
Reperfusion injury	X				
Hemoglobin polymerization				X	

MAST THERAPEUTICS, INC.
NYSE MKT: MSTX
20 Arterial Disease (MST-188 In Combination with Thrombolytics) Acute Limb Ischemia Stroke
A progressive circulatory problem in which obstructed arteries reduce blood flow to tissues Thrombolytic agents (tPA) are used to treat acute complications Significant morbidity and mortality 21 Acute Ischemic Cerebrovascular Infarction (stroke) Acute Myocardial Infarction (heart attack) Peripheral Arterial Disease Intermittent Claudication Critical Limb Ischemia Acute Limb Ischemia Development Strategy: Develop initially in ALI Expand into other markets Overview of Arterial Disease
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23 Parameter MST-188* Control Difference p Value N=114 Myocardial Infarct Size (median) 16% 26% 38% reduction 0.031 Myocardial Salvage (median) 13% 4% 125% increase 0.033 Ejection Fraction (median) 52% 46% 13% improvement 0.020 Incidence of Reinfarction 1% 13% 92% reduction 0.016 MST-188 Showed Synergy with Thrombolytics in Heart Attack Source: Circulation 1996; 94: 298-307 *1st generation (non-purified) formulation
24 Clinical Proof-of-Concept Study Biomarkers Clinical outcomes Study Design Dose-finding, randomized, double-blind, and active-controlled Rutherford Class 2A / 2B and catheter-directed thrombolysis t-PA +/- low or high dose MST-188 60 subjects (20 per arm) Timing Study initiated Q1 2014 Completion of enrollment anticipated Q4 2015 Data can be supportive of clinical development in stroke Phase 2 Study in ALI
25 Heart Failure (Acute Decompensation)
Overview of Heart Failure 26 Chronic condition characterized by decreasing heart function Heart cannot pump enough blood to meet the body's needs Primary clinical symptom is difficulty breathing (fluid in lungs - "congestive") Significant Unmet Medical Need Leading healthcare cost in U.S. and Europe Substantial and Growing Market Opportunity > 5 million individuals with heart failure in the U.S. $21 billion of direct costs for heart failure in the U.S. in 2012 Acute Decompensation Each decompensation event contributes to worsening heart failure and damage to vital organs, decreasing survival probability following the next event MST-188 Membrane-sealing activity may restore weakened cardiac cell membranes, minimizing calcium overload injury Durable effect may indicate a direct improvement in cardiac function
Proof-of-Concept in Heart Failure (nonclinical model of chronic heart failure) 27 Single 2h infusion resulted in statistically significant improvements in hemodynamic parameters (LVEF, CO) and biomarkers (troponin, NT-proBNP) Troponin associated with 180-day all-cause mortality Elevated NT-proBNP associated with poor prognosis Potentially novel mechanism, compatible with existing treatments Clinical development plan in 2H 2014 Source: data on-file (CHART) * = p<0.05 vs. Control * * * (CHART) * = p<0.05 vs. Control * * * * *
28 AIR001 (sodium nitrite) inhalation solution
Nitrite for intermittent inhalation via nebulizer Beneficial effects include dilation of blood vessels and reduction of inflammation and undesirable cell growth Positive hemodynamic effects Observed reductions in: pulmonary vascular resistance pulmonary capillary wedge pressure right atrial pressure Safety data in more than 120 subjects (well-tolerated) Additional clinical data expected Q3 2014 in >20 pulmonary arterial hypertension (PAH) patients 29 AIR001

AIR001 for Pulmonary Hypertension

- **PH is high blood pressure affecting the blood vessels in the lungs**
  - Leads to shortness of breath, dizziness, fainting, leg swelling, etc.
  - May result in heart failure

- **Evaluating potential in World Health Organization (WHO) Group 2 Patients** (PH associated with left heart disease)
  - Planned expansion of an ongoing Phase 2a study in PH
    - Evaluate whether AIR001 may be effective in reducing PVR, PCWP and RAP in WHO Group 2 patients

[1] Simonneau G, Robbins I, Beghetti M, et al. Updated clinical classification of pulmonary hypertension. *J Am Coll Cardiol* 2009; 54: S43-S54.

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NYSE MKT: MSTX

Cash/investments at 3/31/14: $49.6 million Market capitalization: ~$73 million* Shares outstanding: ~116 million* Average daily volume (3 mo): ~2.1 million* No debt Evaluating strategic partnerships 31 * As of May 27, 2014 MSTX Financial Overview
A Leader in Areas of Significant Unmet Need Sickle Cell Disease: Most advanced new drug in development (Phase 3) Acute Limb Ischemia: Initiated Phase 2 study in Q1 2014 Heart Failure: potential new mechanism with durable effects Recently acquired Aires Pharmaceuticals (AIR001) New opportunities in pulmonary hypertension and heart failure Cash and marketable securities $49.6 million at 3/31/14 Non-Dilutive Financing Opportunities Strategic partnerships 32 Mast Investment Summary